SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 13, 2000


                                CAREINSITE, INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                          0-26345                    22-3630930
(State or other                     (Commission              (I.R.S. Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)


669 River Drive, River Drive, Center Two
         Elmwood Park, NJ                                      07407- 1361
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (201) 703-3400


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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  Item 7(c) of the previous filing on Form 8-K, filed on February 13, 2000, is amended therein by including the full text of Exhibit 99.1, as attached hereto.




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                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.           Description
-------         -----------

 99.1 Joint Press Release, dated February 14, 2000, by Healtheon/WebMD Corporation and Medical Manager Corporation.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAREINSITE, INC.



Date:  February 14, 2000                By:    /s/ David Amburgey
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                                        Name:  David Amburgey
                                        Title: Senior Vice President and General
                                               Counsel